                                     GLOBAL UNIT


     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE UNIT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE UNIT AGREEMENT, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE UNIT AGREEMENT.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO HOLDINGS OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION PROVIDED BY RULE 144A UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF HOLDINGS THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,
(b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR
(d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF HOLDINGS SO

REQUESTS), (2) TO HOLDINGS OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (1) ABOVE.

26,667 Units

                                 ANVIL HOLDINGS, INC.

                       Units each Consisting of 40 Shares of
                 13% Senior Exchangeable Preferred Stock due 2009
                               and 13 Shares of Class B
                       Common Stock of Anvil Holdings, Inc.


No. 1                                                        CUSIP No. 037344306

          Anvil Holdings, Inc., a Delaware corporation (the "COMPANY" or "HOLDINGS"), which term includes any successor corporation), hereby certifies that Cede & Co. is the owner of 26,667 Units as described above, transferable only on the books of Holdings by the holder thereof in person or by his or her duly authorized attorney, on surrender of the Certificate properly endorsed.

          Each Unit consists of 40 shares of 13% Senior Exchangeable Preferred Stock due 2009 of Holdings (the "SENIOR PREFERRED STOCK") and 13 shares of
Class B Common Stock, par value $0.01 per share, of Holdings (the "CLASS B COMMON"). This Unit is issued pursuant to the Unit Agreement (the "UNIT AGREEMENT") dated as of March 14, 1997 among Holdings, United States Trust Company of New York, as Unit Agent (the "UNIT AGENT") and as Transfer Agent (the "TRANSFER AGENT"), and is subject to the terms and provisions contained therein, all of which terms and provisions the holder of this Unit Certificate consents to by acceptance hereof. The terms of the Senior Preferred Stock are governed by a Certificate of Designations (the "CERTIFICATE OF DESIGNATIONS") dated as of March 13, 1997, and are subject to the terms and provisions contained therein, to which all of such terms and provisions the holder of this Unit Certificate consents by acceptance hereof.

          Reference is made to the further provisions of this Unit Certificate contained on the reverse hereof, which will for all purposes have the same effect as if set forth at this place. Copies of the Unit Agreement and Certificate of Designations are on file at the office of Anvil Holdings, Inc. 228 E. 45th Street, New York, New York 10017, Attention: Jacob Hollander, and are available to any holder on written request and without cost.

          The Senior Preferred Stock and the Class B Common comprising each Unit will not be separately tradable until the earliest to occur of (i) such date which is 90 days from the date of issuance of the Senior Preferred Stock,
(ii) such earlier date as may be determined by Donaldson, Lufkin & Jenrette Securities Corporation, (iii) in the event of a Change of Control, the date on which

Holdings mails notice thereof to holders of the Senior Preferred Stock, (iv) in the event that Holdings elects to exchange the Senior Preferred Stock for Exchange Debentures, the date on which Holdings mails notice thereof to holders of the Senior Preferred Stock, (v) in the event that Holdings elects to redeem the Senior Preferred Stock with the proceeds of a public equity offering of Holdings' capital stock, the date on which Holdings mails notice thereof to holders of the Senior Preferred Stock, and (vi) the date upon which a registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), with respect to a registered exchange offer for the Senior Preferred Stock is declared effective under the Securities Act.

          Capitalized terms used but not otherwise defined in this Unit Certificate shall have the meanings given thereto in the Certificate of Designations.

Dated: March 14, 1997
                                   ANVIL HOLDINGS, INC.


                                   By:________________________________
                                    Name:  Bernard Geller
                                    Title: President



                                  By:_________________________________
                                   Name:  Jacob Hollander
                                   Title: Vice President, Secretary and General
                                          Counsel



Certificate of Authentication:
     This is one of the Units
     referred to in the within
     mentioned Unit Agreement.

UNITED STATES TRUST COMPANY OF NEW YORK, as Unit Agent


By:___________________________
   Authorized Signatory

                            [REVERSE OF GLOBAL UNIT]


                              ANVIL HOLDINGS, INC.

                        Units Each Consisting of 40 Shares
                           of 13% Senior Exchangeable
                          Preferred Stock due 2009 and
                         13 Shares of Class B Common Stock
                             of Anvil Holdings, Inc.


I.   PROVISIONS RELATING TO THE 13%
     SENIOR EXCHANGEABLE PREFERRED STOCK DUE 2009


          1. DIVIDENDS. Holders of 13% Senior Exchangeable Preferred Stock (the "Senior Preferred Stock") issued by Holdings pursuant to a Certificate of Designations dated March 13, 1997 (the "Certificate of Designations") will be entitled to receive, when, as and if declared by the Board of Directors of Holdings, out of funds legally available therefor, dividends on the Senior Preferred Stock at a rate per annum equal to 13% of the liquidation preference per share of Senior Preferred Stock. All dividends will be cumulative whether or not earned or declared on a daily basis from the date of issuance of the Senior Preferred Stock and will be payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year. On or before March 15, 2002 Holdings may, at its option, pay dividends in cash or in additional fully paid and non-assessable shares of Senior Preferred Stock having an aggregate liquidation preference equal to the amount of such dividends. After March 15, 2002, dividends may be paid only in cash. It is not expected that Holdings will pay any dividends in cash for any period
ending on or prior to March 15, 2002.   Notwithstanding the foregoing, during
the pendency of a Registration Default (as defined in the Registration Rights Agreement), then as liquidated damages, the dividend rate borne by the Senior Preferred Stock, with respect to the first 90-day period immediately following the occurrence of such Registration Default will increase by an amount equal to $.05 per week per $1,000 liquidation preference of Senior Preferred Stock held by such Holder and the dividend rate borne by the Senior Preferred Stock will increase by an additional $.05 per week per $1,000 liquidation preference of Senior Preferred Stock with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum increase in the dividend rate of $.30 per week per $1,000 liquidation preference of Senior Preferred Stock and following the cure of all Registration Defaults, the accrual of dividends at the increased rates specified by this sentence will cease.

          2. METHOD OF PAYMENT. Each distribution in the form of a dividend (whether in cash or in additional shares of Senior Preferred Stock) shall be payable to Holders of record as they appear on the stock register of Holdings on such record dates, not less than 10 nor more than 60 days preceding the related Dividend Payment Date, as shall be fixed by the Board of Directors. Dividends shall cease to accumulate in respect of shares of the Senior Preferred Stock on the Exchange Date (as defined in the Certificate of Designations) or on the date of their earlier redemption unless Holdings shall have failed to issue the appropriate aggregate principal amount of Exchange Debentures (as defined below) in respect of the Senior Preferred Stock on the Exchange Date or shall have failed to pay the relevant redemption price on the date filed for redemption.

          3. CERTIFICATE OF DESIGNATIONS. The Senior Preferred Stock is issued by Holdings pursuant to the Certificate of Designations. The number of shares constituting such series shall be 2,300,000 shares of Senior Preferred Stock, consisting of an initial issuance of 1,200,000 shares of Senior Preferred Stock plus additional shares of Senior Preferred Stock which may be issued to pay dividends on the Senior Preferred Stock if Holdings elects to pay dividends in additional shares of Senior Preferred Stock. The liquidation preference of the Senior Preferred Stock shall be $25.00 per share.

          4. RANK. The Senior Preferred Stock shall, with respect to dividend distributions and distributions upon the liquidation, winding-up and dissolution of Holdings, (i) rank senior to all classes of common stock of Holdings and each other class of capital stock or series of Preferred Stock of Holdings hereafter created by the Board of Directors the terms of which do not expressly provide that it ranks on a parity with the Senior Preferred Stock as to dividend distributions and distributions upon the liquidation, winding-up and dissolution of Holdings (collectively referred to with the Common Stock of Holdings as "Junior Securities") and (ii) rank on a parity with each series of Preferred Stock existing on the date hereof the terms of which do not expressly provide that it ranks junior to any senior Preferred Stock as to dividend distributions and distributions upon the liquidation, winding-up and dissolution of Holdings and any class of capital stock or series of Preferred Stock hereafter created by the Board of Directors, the terms of which expressly provide that such class or series shall rank on a parity with the Senior Preferred Stock as to dividend distributions and distributions upon the liquidation, winding-up and dissolution of Holdings (collectively referred to as "Parity Securities").

          5. OPTIONAL REDEMPTION. (a) Holdings may (subject to contractual and other restrictions with respect thereto and the legal availability of funds therefor), at the option of the Board of Directors, redeem at any time on or after March 15, 2002, from any source of funds legally available therefor, in whole or in part, in the manner set forth in the Certificate of Designations, any or all of the shares of the Senior Preferred Stock, at the redemption prices (expressed as a percentage of the liquidation preference thereof) set forth below plus, without duplication, an amount in cash equal to all accumulated and unpaid dividends per share (including an amount in cash equal to a prorated dividend for the period from the Dividend Payment Date immediately prior to the Redemption Date to the Redemption Date), if redeemed during the 12-month period beginning on March 15 of each of the calendar years indicated below:


               Year                              Percentage
               ----                              ----------

         2002. . . . . . . . . . . . . . . . . . .106.500%

         2003. . . . . . . . . . . . . . . . . . .104.333%

         2004. . . . . . . . . . . . . . . . . . .102.167%

         2005 and thereafter . . . . . . . . . . .100.000%


          (b) In addition, at any time, Holdings any redeem, subject to certain restrictions in the Certificate of Designations, shares of the Senior Preferred Stock, in whole or in part, at the option of Holdings, at a redemption price equal to 113% of the liquidation preference thereof, plus an amount in cash equal to all accumulated and unpaid dividends per share (including an amount in cash equal to a prorated dividend for the period from the Dividend Payment Date immediately prior to the Redemption Date to the Redemption Date), with the proceeds of a Public Equity Offering (as defined in the Certificate of Designations), provided that such redemption occurs within 60 days after consummation of such Public Equity Offering.

          6. MANDATORY REDEMPTION. On March 15, 2009, Holdings shall redeem (subject to the legal availability of funds therefor) from any source of funds legally available therefor, in the manner provided in the Certificate of Designations, all of the shares of the Senior Preferred Stock then outstanding at a redemption price equal to 100% of the liquidation preference per share, plus an amount in cash equal to all accumulated and unpaid dividends per share (including an amount equal to a prorated dividend for the period from the Redemption Date immediately prior to the Redemption Date to the Redemption
Date).

          7. EXCHANGE. Holdings may at its option exchange all, but not less than all, of the then outstanding shares of Senior Preferred Stock into Holdings' 13% Subordinated Exchange Debentures due 2009 (the "Exchange Debentures") on any Dividend Payment Date, pursuant to and in accordance with the provisions of the Certificate of Designations and, provided that on the date of such exchange: (1) there shall be no contractual impediments to such exchange; (2) there shall be legally available funds sufficient therefor (including, without limitation, legally available funds sufficient therefor under Sections 160 and 170 (or any successor provisions) of the Delaware General Corporation Law); (3) either (a) a registration statement relating to the Exchange Debentures shall have been declared effective under the Securities Act of 1933, as amended (the "Securities Act"), prior to such exchange and shall continue to be in effect on the date of such exchange or (b)(i) Holdings shall have obtained a written opinion of counsel that an exemption from the registration requirements of the Securities Act is available for such exchange and that upon receipt of such Exchange Debentures pursuant to such exchange made in accordance with such exemption, the holders (assuming such holder is not an Affiliate of Holdings) thereof shall not be subject to any restrictions imposed by the Securities Act upon the resale thereof and (ii) such exemption is relied upon by Holdings for such exchange; (4) the indenture for the Exchange Debentures (the "Exchange Debenture Indenture") and the Trustee shall have been qualified under the Trust Indenture Act of 1939, as amended; (5) immediately after giving effect to such exchange, no Default or Event of Default (each as defined in the Exchange Debenture Indenture) would exist under the Exchange Debenture Indenture; and (6) Holdings shall have delivered to the Trustee a written opinion of counsel, dated the date of exchange, regarding the satisfaction of the conditions set forth in clauses (1), (2), (3), (4) and (5). In the event that the issuance of the Exchange Debentures is not permitted on the date of exchange or any of the conditions set forth in clauses (1) through
(6) of the preceding sentence are not satisfied on the date of exchange, Holdings shall use its best efforts to satisfy such conditions and effect such exchange as soon as practicable.

          8. VOTING RIGHTS. The Holders of shares of the Senior Preferred Stock, except as otherwise required under the laws of the State of Delaware or as set forth below or as set forth in the Certificate of Designations, shall not be entitled or permitted to vote on any matter required or permitted to be voted upon by the stockholders of Holdings.

          9. DEFAULT. If (1) dividends on the Senior Preferred Stock are in arrears and unpaid (and, in the case of dividends payable after March 15, 2002, are not paid in cash) for four consecutive quarterly periods (a "Dividend Default"); (2) Holdings fails to discharge any redemption obligation of the Senior Preferred Stock when required (a "Redemption Default"), whether or not

Holdings is permitted to do so by the terms of any indenture, the credit agreement or any other obligations of Holdings; (3) Holdings fails to make an offer to purchase all outstanding shares of Senior Preferred Stock following a Change of Control (as defined in the Certificate of Designations) if such offer to purchase is required to be made pursuant to the Certificate of Designations or fails to purchase shares of Senior Preferred Stock from holders who elect to have such shares purchased pursuant to such Change of Control offer (a "Change of Control Default"), whether or not Holdings is permitted to do so by the terms of any indenture, the credit agreement or any other obligation of Holdings;
(4) Holdings breaches or violates one of the provisions set forth in paragraph
(m) the Certificate of Designations and the breach or violation continues for a period of 30 days or more (a "Restriction Default"); or (5) a default occurs on the obligations to pay principal of, interest on or any other payment obligation when due (a "Payment Default") at final maturity on one or more classes of Indebtedness of Holdings or any Subsidiary of Holdings, whether such Indebtedness exists on the Senior Preferred Stock Issue Date or is incurred thereafter, having individually or in the aggregate, an outstanding principal amount of $25,000,000 or more, or any other Payment Default occurs on one or more such classes of Indebtedness and such class or classes of Indebtedness are declared due and payable prior to their respective maturities, then, in any such case, the number of directors constituting the Board of Directors shall be adjusted as set forth in the Certificate of Incorporation to permit the Holders of the majority of the then outstanding Senior Preferred Stock, voting separately as one class, to elect two directors. Subject to certain conditions, Holders of a majority of the issued and outstanding shares of the Senior Preferred Stock, voting separately as one class, shall have the exclusive right to elect two directors at a meeting therefor called upon occurrence of such Dividend Default, Redemption Default, Change of Control Default, Restriction Default or Payment Default, as the case may be, and at every subsequent meeting at which the terms of office of the directors so elected by the Holders of the Senior Preferred Stock expire. Each such event described in clauses (1), (2),
(3), (4) and (5) is a "Voting Rights Triggering Event."

          10. REGISTRATION RIGHTS. Pursuant to a Preferred Stock Registration Rights Agreement (the "Preferred Stock Registration Rights Agreement") between the Initial Purchaser and Holdings, Holdings agree to: (i) file with the Commission within 60 days of the consummation of the Unit Offering a registration statement (the "Preferred Stock Exchange Offer Registration") with respect to an offer to exchange the Senior Preferred Stock for a new issue of preferred stock of Holdings (the "New Senior Preferred Stock") registered under the Securities Act, with terms substantially identical to those of the Senior Preferred Stock (the "Preferred Stock Exchange Offer"); (ii) use their best efforts to cause such registration statement to become effective within 120 days of the consummation of the Units Offering; and (iii) cause the Preferred Stock Exchange Offer to be consummated within 150 days of the consummation of the Units Offering. If: (i) the Preferred Stock Exchange Offer is not permitted by applicable law or (ii) any holder of Transfer Restricted Securities (as defined in the Offering Memorandum) notifies Holdings (A) that it is prohibited by law or Commission policy from participating in the Preferred Stock Exchange Offer,
(B) that it may not resell the New Senior Preferred Stock acquired by it in the Preferred Stock Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Preferred Stock Exchange Offer Registration Statement is not appropriate or available for such resales or (C) that it is a broker-dealer and holds Senior Preferred Stock acquired directly from Holdings or an affiliate of Holdings, Holdings will be required to provide a shelf registration statement to cover resales of the Senior Preferred Stock by the holders thereof. If Holdings fails to satisfy these registration obligations, it will be required to pay Liquidated Damages to the holders of the Senior Preferred Stock under certain circumstances.

          11. CHANGE OF CONTROL. Upon the occurrence of a Change of Control, each Holder of Senior Preferred Stock shall have the right to require Holdings to purchase all or any part of such Holder's Senior Preferred Stock at a purchase price in cash equal to 101% of the aggregate liquidation preference thereof plus, without duplication, an amount in cash equal to all accumulated and unpaid dividends per share pursuant to and in accordance with the Certificate of Designations.

          12. RESTRICTIVE COVENANTS. The Certificate of Designations contains certain covenants that limit the ability of Holdings to redeem or repurchase Junior Securities or Parity Securities and pay dividends thereon, to merge or consolidate with any other entity, to sell assets and to enter into transactions with affiliates. The Certificate of Designations also requires Holdings to deliver certain reports and information to the holders of the Senior Preferred Stock.

          13. AUTHENTICATION. The Units shall not be valid until the Unit Agent or Authentication Agent manually signs the certificate of authentication on the Units.

          14. ABBREVIATIONS AND DEFINED TERMS. Customary abbreviations may be used in the name of a Holder of shares of Senior Preferred Stock or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          15. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, Holdings has caused CUSIP numbers to be printed on the Global Unit as a convenience to the Holders of the Global Unit. No representation is made as to the accuracy of such numbers as printed on the Global Unit and reliance may be placed only on the other identification numbers printed hereon.

          Holdings will furnish to any Holder of a Senior Preferred Stock Certificate upon written request and without charge a copy of the Certificate of Designations, which has the text of this share of Senior Preferred Stock in larger type. Requests may be made to: Anvil Holdings, Inc., 228 E. 45th Street, New York, New York, 10017, Attn: Jacob Hollander.

II.  PROVISIONS RELATING TO THE CLASS B COMMON STOCK

                                 ANVIL HOLDINGS, INC.

          The Second Amended and Restated Certificate of Incorporation (the "Restated Certificate") of Anvil Holdings, Inc. ("Holdings") provides for the authorization of three classes of Common Stock: Class A Common Stock, Class B Common Stock and Class C Common Stock (collectively, the "Common Stock").

          Holders of Class B Common Stock are entitled to one vote per share on all matters to be voted on by stockholders while holders of Class A Common Stock and Class C Common Stock have no right to vote on amy matters except in special circumstances as specified in the Restated Certificate. Subject to the rights of the holders of preferred stock and the restrictions, if any, imposed by indebtedness outstanding from time to time, the holders of Class B Common Stock are entitled to dividends and other distributions, as and when declared or paid, whether in cash, property or securities of Holdings by the Board of Directors of holdings out of assets legally available therefore. Holders of Common Stock are entitled to share in such dividends or distributions on a pro rata basis, except that the holders of Class A Common Stock are entitled to a priority on all such dividends in an amount equal to the then outstanding Class A Preference (as defined below). The holders of Common Stock do not have preemptive, subscription, redemption or sinking fund rights under the terms of the Restated Certificate.

          Upon any voluntary or involuntary liquidation, dissolution or winding up of Holdings, holders of Class A Common Stock are entitled to be paid out of the assets of Holdings then available for distribution, a preference (the "Class A Preference") of $100 per share before any distribution is paid on any other shares of Common Stock. The Class A Preference accrue at a rate of 12.5% per annum. After satisfaction of all its liabilities, the payment of the liquidation preference of any outstanding shares of preferred stock and the payment of the Class A Preference, the holders of shares of Common Stock are entitled to share ratably in the distribution of all of Holdings' assets
remaining available for distribution.   If Holdings in any manner subdivides or
combines the outstanding shares of any class of Common Stock, the outstanding shares of all other classes of Common Stock will be proportionately subdivided.

          Shares of Class A Common Stock and Class B Common Stock are not convertible. Shares of Class C Common Stock are convertible at the option of the holders representing a majority of the outstanding Class C Common Stock, into an equal number of shares of Class B Common Stock.

          Holdings is party to a Registration Rights and Securityholders Agreement pursuant to which it has certain registration obligations with respect to the Class B Common Stock.

                                   ASSIGNMENT FORM

          If you the Holder want to assign this Unit, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Unit to:
_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
                    (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ______________________________________, agent to transfer this Unit on the books of Holdings. The agent may substitute another to act for him.


Dated: _____________     Signed:________________________________________________
                              (Sign exactly as your name appears
                              on the other side of this Unit)

                     SCHEDULE OF INCREASES OR DECREASES OF UNITS


The following increases or decreases in this Global Unit have been made:


                                                            Number of Units of
           Amount of decrease in   Amount of increase in    this Global Unit
 Date of  Number of Units of this   Number of Units of       following such      Signature of authorized
Exchange      Global Unit            this Global Unit      decrease or increase  signatory of Unit Agent
--------  -----------------------  ---------------------   --------------------  -----------------------